UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 28, 2006
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2006-10 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

     New York                    333-129159-18                  Applied For
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 (State or other              (Commission File No.             (IRS Employer
  jurisdiction                 of issuing entity)            of issuing entity)
of incorporation
Identification No.
of issuing entity)

        7430 New Technology Way, Frederick, Maryland                     21703
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Address of principal executive offices                                (Zip Code)

Depositor's telephone number, including area code          (301) 846-8881
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             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 28, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-10 Trust Mortgage Pass-Through Certificates, Series 2006-10 (the "Certificates"), issued on July 28, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $821,744,309 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $4,129,568.23.

     The Public Certificates were sold to Credit Suisse Securities (USA) LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated June 28, 2006 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities (USA) LLC. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to Credit Suisse Securities (USA) LLC on July 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

     The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated July 28, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

     The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated July 28, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01     Financial Statements and Exhibits

        (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description


        (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated June 28, 2006, among the Company, Wells Fargo Bank, N.A. and Credit Suisse Securities (USA) LLC.

        (4.1) Pooling and Servicing Agreement, dated as of July 28, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

        (10.1) Servicing Agreement dated July 28, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

        (10.2) Mortgage Loan Purchase Agreement, dated July 28, 2006, between the Company and Wells Fargo Bank, N.A.

        (10.3) Class A-14 Yield Maintenance Agreement, dated July 28, 2006, between Credit Suisse International, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

        (10.4) Class A-21 Yield Maintenance Agreement, dated July 28, 2006, between Credit Suisse International, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WELLS FARGO ASSET SECURITIES
                                               CORPORATION

July 28, 2006



                                               /s/ Bradley A. Davis
                                               -----------------------------
                                               Bradley A. Davis
                                               Vice President

                                INDEX TO EXHIBITS




                                                                Paper (P) or
Exhibit No.   Description                                       Electronic (E)
-----------   -----------                                       --------------

     (1.1)    Underwriting  Agreement,  dated  February  15,
              2006  and  terms  agreement,  dated  June  28,    E
              2006,  among the  Company,  Wells  Fargo Bank,
              N.A. and Credit Suisse Securities (USA) LLC.

     (4.1)    Pooling and Servicing  Agreement,  dated as of
              July  28,   2006,   among  Wells  Fargo  Asset    E
              Securities  Corporation,   Wells  Fargo  Bank,
              N.A. and HSBC Bank USA, National Association, as trustee.

     (10.1)   Servicing   Agreement  dated  July  28,  2006,
              between  Wells Fargo Bank,  N.A.,  as servicer    E
              and  Wells   Fargo  Bank,   N.A.,   as  master
              servicer.

     (10.2)   Mortgage Loan Purchase Agreement, dated July
              28, 2006, between the Company and Wells Fargo     E
              Bank, N.A.

     (10.3)   Class A-14 Yield Maintenance Agreement, dated
              July 28, 2006, between Credit Suisse              E
              International, as counterparty, and Wells
              Fargo Bank, N.A., as master servicer.

     (10.4)   Class A-21 Yield Maintenance Agreement, dated
              July 28, 2006, between Credit Suisse              E
              International, as counterparty, and Wells
              Fargo Bank, N.A., as master servicer.